UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg, Secretary Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1.  Reports to Stockholders.

2

Reaves Utility Income Fund

Annual Report

ASEA

October 31, 2007

SHAREHOLDER LETTER

October 31, 2007

Dear Shareholders,

On behalf of the Board of Trustees, I’m pleased to announce that the Reaves Utility Income Fund has delivered a one-year total return on investment of 23% of net asset value per common share, with dividends reinvested. Return on market price was more than 23.5% per common share, again assuming dividends are reinvested. While that would be considered good performance in any year, it is particularly so in a year that showed the kind of volatility the Fund managers describe in their report that follows.

Consistent with the Fund’s objective to earn and, if possible, increase dividend income, Fund trustees increased the Fund’s dividend for the third consecutive year. Following a 3.4% increase in December 2004, the Fund saw a 5% increase in December 2005, and another increase of 4.8% in December 2006. As a result, the first two dividends of fiscal 2007 were $0.105 per share while the remaining 10 were at the increased rate of $0.11 per share. In addition, the Fund paid a special dividend of $0.055 per share in December 2006, for a total of $1.365 per share paid in dividends during fiscal 2007. Those shareholders invested in the Fund since the first dividend record date in April 2004 have received dividend payments totaling approximately $4.74 per share.

Over the past 12 months, 85% of those dividends have been qualified dividend income, which are taxed at a maximum 15% federal rate, as opposed to a rate as high as 35% for non-qualifying and other types of dividend income. This presents a significant tax advantage to our shareholders.

Total assets in the fund have grown to more than $930 million, up from approximately $834 million one year ago and $400 million at the fund’s inception in February 2004.

The portfolio managers provide detailed fund commentary and analysis on the pages that follow, along with full holdings and financial statements. Feel free to contact us with any questions about the fund by calling 1-800-644-5571 or visiting www.utilityincomefund.com.

Thank you for being a shareholder.

Sincerely,

Ned Burke

President, Reaves Utility Income Fund

Annual Report

MANAGEMENT DISCUSSION & ANALYSIS

October 31, 2007

In spite of periods of volatility, the fiscal year ending October 31, 2007 was a good one for your Fund. All sectors of the Fund’s underlying portfolio produced double digit returns. At fiscal year end, the Fund’s share price was $26.26, up 17.0% from the previous year, providing a total return of 23.57% with dividends taken into account.

Sub-prime credit concerns affected securities markets beginning in July. The Fund does not hold, nor has it ever held, any investments in mortgage-backed securities. Also, the Fund’s Money Market Account is invested solely in U.S. Treasury obligations.

Nevertheless, in response to investor fears, the common stock price declined to an intraday low of $21.15 on August 16, but rebounded to close at $26.26 at fiscal year end. Its high for the year was $26.85. We emphasize that 97.6% of the Fund’s assets at fiscal year end were invested in dividend paying common and preferred stocks. The lack of liquidity experienced by credit markets did briefly impact the cost of the Fund’s leverage derived from auction market preferred securities. Cost of the Fund’s leverage did increase to over 6% in August, but returned to the pre-crisis level of about 5.1% once the Federal Reserve Board reduced the Federal Funds Rate. September’s 50 basis point reduction in the Fed Funds Rate made it abundantly clear to the markets that the Federal Reserve Board will provide enough liquidity to prevent widespread disruption to the credit and money markets. The Fund’s leverage at fiscal year end was 25.9%, well below the maximum allowed level of 38%.

The Federal Reserve expects the sub-prime mortgage crisis to slow growth in the overall economy and, judging by recent steep declines in both the Dow Jones Industrial Average, which closed at 12,799.04 on November 21, 2007, and the S&P 500, which closed at 1,416.77 on the same date, market participants agree. Downward stock price pressure has not been limited to the financial and consumer discretionary sectors. Stock prices of large US multinationals with significant foreign exposure, such as Cisco Systems, have come under pressure as they reported softness in domestic markets despite opportunities for growth in world markets.

The Fund’s holdings of utility, pipeline and telecommunications companies may well be advantaged in a slow growth environment. The earnings growth of these companies is much more leveraged to capital spending on needed infrastructure rather than discretionary consumer spending or general business spending. We are cautiously optimistic that over the next several years needed infrastructure investment will persist in the areas of electric generation and transmission, oil and gas pipelines, and gas storage and processing. As a result we expect opportunities for earnings and dividend growth from selected electric and gas utilities and pipeline companies operating in markets where there is a confluence of enlightened regulation, capacity constraints, and demand growth. Consensus 2008 earnings estimates for the utilities and telecom sectors, published by Thomson Financial, are 12% and 9% respectively.

Electric utilities with significant unregulated merchant power generation have performed well as a result of demand growth and higher prices for power committed to forward capacity markets. The supply of electricity needed in many local markets across the country must be met from investment in added generation and transmission capacity. Portfolio

2007 Annual Report

holdings Public Service Enterprise Group and Exelon Corporation have benefited from these trends and contributed significantly to Fund performance. Exelon is the largest operator of nuclear power plants in the country. As a low-cost producer Exelon benefits from higher power prices and the growing recognition that carbon free, nuclear power is likely play an expanded role in future electric generation. Public Service is a major supplier of nuclear and coal fired electric power in the PJM region (Pennsylvania, New Jersey, Maryland), one of the tightest markets in the country.

Spectra Energy Corporation and Oneok Inc. provide exposure to natural gas gathering, storage, processing, and transmission. Both Oneok and Spectra have formed Master Limited Partnerships to efficiently finance ongoing infrastructure investment. Sempra Energy, a diversified gas company based in San Diego, has interests in residential distribution and storage, long-haul transmission, commodities trading, and liquefied natural gas storage and processing. Sempra’s recent joint venture with the Royal Bank of Scotland (RBS) was formed by Sempra’s sale to RBS of a 50% stake in its commodity trading business for US $1 billion. Sempra will continue to run the trading operation and RBS will assume significant capital risk. For Sempra the joint venture creates trading opportunities beyond its own capital base while simultaneously reducing exposure of Sempra’s equity. We think it is a win-win proposition for both companies.

Within the telecom sector, the Fund benefited from strong performance at AT&T Inc. and BCE Inc. AT&T, the largest holding of the Fund, represented just over 10% of the Fund’s assets at October 31. It is benefiting from industry consolidation, stabilized pricing for fixed-line services, and strong growth in wireless services, particularly data services – all of which contribute to substantial free cash flow. It has a shareholder- friendly management committed to returning much of that cash to shareholders in the form of dividend increases and share repurchases. BCE’s strong share performance is the result of a pending acquisition by a private equity group led by the Ontario Teachers Pension Plan. The transaction has been approved by BCE’s shareholders. A successful review by the Canadian Radio and Television Commission is expected to be completed by the end of the first quarter 2008.

We believe the recent trends contributing to the Fund’s performance will remain in place for the immediate future. We expect interest rates to continue their downward drift as the Federal Reserve cuts rates in the face of a slowing economy brought about by the sub-prime lending crisis. A climate of gently declining interest rates historically has been supportive of utility stock valuations. Over the longer term we continue to expect power prices to remain firm and increased demand for natural gas, particularly for power generation. A reliable and rising stream of dividend income from selected utility and telecom equities should be attractive to retiring “baby boomers” in need of current, recurring income.

As always we appreciate the support of our shareholders and remain focused on opportunities to grow the Fund’s net asset value and monthly dividend.

Sincerely,

Ronald J. Sorenson

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

October 31, 2007

To the Shareholders and Board of Trustees of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund, (the “Fund”), including the statement of investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. The financial highlights of Reaves Utility Income Fund for the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004 expresses an unqualified opinion on that statement. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

December 20, 2007

STATEMENT of INVESTMENTS

October 31, 2007

	SHARES	VALUE
COMMON STOCKS 125.77%
Consumer Staples 8.22%
Altria Group, Inc.	530,300	$38,674,779
Reynolds American, Inc.	128,000	8,247,040
UST, Inc.	180,000	9,597,600
		56,519,419

Electric 54.38%
Ameren Corp.	680,000	36,760,800
Consolidated Edison, Inc.	457,000	21,520,130
Duke Energy Corp.	2,105,000	40,352,850
Enel S.P.A - ADR	309,500	18,600,950
Exelon Corp.	325,000	26,903,500
Great Plains Energy, Inc.	1,406,669	41,975,003
Integrys Energy Group, Inc.	638,000	34,330,780
ITC Holdings Corp.	68,000	3,892,320
National Grid PLC - ADR	10,000	820,000
National Grid PLC	750,000	12,499,220
PG&E Corp.	35,000	1,712,550
PPL Corp.	850,000	43,945,000
Progress Energy, Inc.	235,000	11,280,000
Public Service Enterprise Group, Inc.	411,800	39,368,080
TECO Energy, Inc.	861,400	14,497,362
TransAlta Corp. - Canadian Exchange	245,000	8,818,081
TransAlta Corp.	200,000	7,184,000
Xcel Energy, Inc.	420,000	9,471,000
		373,931,626

Energy 3.07%
ConocoPhillips	28,500	2,421,360
Diamond Offshore Drilling	31,000	3,510,130
Eni S.P.A - ADR	23,000	1,680,840
Occidental Petroleum	20,000	1,381,000
Petrochina LTD - ADR	15,000	3,939,000
Total SA - Spon ADR	20,000	1,612,200
Transocean, Inc. (a)	55,000	6,565,350
		21,109,880

Financials 0.33%
Lloyd TSB Group - ADR	50,000	2,286,000

Food 1.75%
Kraft Foods, Inc.	360,080	12,030,273

Gas 16.75%
Equitable Resources, Inc.	234,000	13,178,880
ONEOK, Inc.	654,300	32,675,742
Sempra Energy	330,000	20,298,300
South Jersey Industries, Inc.	50,300	1,889,268
Spectra Energy Corp.	1,065,000	27,668,700
Vectren Corp.	695,600	19,504,624
		115,215,514

	SHARES	VALUE
COMMON STOCKS (continued)
Industrial 2.25%
General Electric Co.	375,000	$15,435,000

Pharmaceuticals 0.82%
Pfizer, Inc.	230,000	5,660,300

Telecommunications 2.41%
America Movil SAB de CV - ADR	150,000	9,808,500
BT Group PLC - ADR	50,000	3,404,500
CommScope, Inc. (a)	50,000	2,358,500
Telefonica SA - ADR	10,000	994,500
		16,566,000

Telephone 34.63%
AT&T Corp.	2,255,965	94,276,777
BCE, Inc.	1,082,850	47,223,088
Citizens Communications Co.	3,316,300	43,642,508
Embarq Corp.	192,000	10,160,640
Telecom Corp. of New Zealand - ADR	692,906	11,633,892
Telecom Italia S.P.A. - ADR	10,000	314,100
Verizon Communications	45,000	2,073,150
Vodafone Group PLC - ADR	135,000	5,301,450
Windstream Corp.	1,750,000	23,537,500
		238,163,105

Transportation 0.29%
General Maritime Corp.	70,000	1,972,600

Water 0.87%
United Utilities PLC - ADR	200,000	6,010,000

TOTAL COMMON STOCKS (Cost $627,140,574)		864,899,717

PREFERRED STOCKS 3.93%
Consumer Discretionary 0.12%
Comcast Corp., Sr Notes, 7.000%, 5/15/55	35,000	868,700

Electric 2.18%
AES Trust III, 6.750%, 10/15/29	133,100	6,609,746
BGE Capital Trust II, 6.200%, 10/15/43	180,000	3,988,800
Entergy Gulf States, Inc., 7.000%, 09/15/13^ #	2,507	254,147
Entergy Mississippi, Inc., 4.560%	3,520	295,570
PSEG Funding Trust II, 8.750%, 12/31/32	92,000	2,320,240
Public Service Co. of New Mexico
Series 1965, 4.580%	11,667	1,031,801
Southern Cal Edison, 4.320%	24,300	478,710
		14,979,014

		Shares	Value
PREFERRED STOCKS (continued)
Financials 1.63%
GMAC LLC, 7.375%, 12/16/44		50,000	$1,006,000
Merrill Lynch & Co., 6.155% ^ *		455,000	10,178,350
			11,184,350

TOTAL PREFERRED STOCKS (Cost $28,327,988)			27,032,064

LIMITED PARTNERSHIPS 1.36%
Copano Energy LLC		24,000	929,040
ONEOK Partners LP		132,000	8,317,320
Spectra Energy Partners LP		5,000	128,250

TOTAL LIMITED PARTNERSHIPS (Cost $7,881,516)			9,374,610

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT
CORPORATE BONDS 2.81%
Electric 1.17%
Calpine Generating Co.
11.500%, 4/1/11 (a) (b) (c)	WR / D	$22,000,000	8,030,000

Gas 0.08%
Copano Energy LLC
8.125%, 3/1/16 (b)	B2 / B+	500,000	516,250

Telephone 1.56%
Level 3 Financing, Inc.
9.250%, 11/1/14 (b)	B3 / CCC+	4,000,000	3,790,000
US West Communications
7.500%, 6/15/23	Ba1 / BBB-	7,000,000	6,956,250
			10,746,250

TOTAL CORPORATE BONDS (Cost $16,110,881)			19,292,500

		SHARES
MUTUAL FUNDS 0.68%
Loomis Sayles Institutional High Income Fund		548,386	4,666,765

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,666,765

	EXPIRATION	EXERCISE	NUMBER OF
	DATE	PRICE	CONTRACTS	VALUE
PURCHASED CALL OPTIONS 0.00%†
Sempra Energy (a)	December 2007	$65.00	300	$24,000

TOTAL PURCHASED CALL OPTIONS (Cost $23,751)				24,000

			PRINCIPAL
			AMOUNT
SHORT TERM INVESTMENTS 0.46%
Goldman Sachs Financial Square Funds
Treasury Instruments Fund, 3.383%			$3,132,495	3,132,495

TOTAL SHORT TERM INVESTMENTS (Cost $3,132,495)				3,132,495

Total Investments (Cost $686,617,205) - 135.01%				928,422,151

Liabilities in Excess of Other Assets - (0.08%)				(549,666)

Liquidation Preference of Auction Market Preferred Shares - (34.93%) Series M7, F7, W28 (including dividends payable on preferred shares)				(240,219,341)
TOTAL NET ASSETS - 100.00%				$687,653,144

SCHEDULE OF OPTIONS WRITTEN

	EXPIRATION	EXERCISE	NUMBER OF
	DATE	PRICE	CONTRACTS
COVERED CALL OPTIONS WRITTEN
Occidental Petroleum Corp. (a)	December, 2007	$75.00	200	$(31,000)

TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $25,400)				$(31,000)

(a)	Non Income Producing Security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities amount to a value of $12,336,250 or 1.79% of net assets.

(c)	Issue is currently in default. See Note 6 in Notes to Financial Statements.
^	Floating or variable rate security - rate disclosed as of October 31, 2007.
#	Next reset date 12/15/07.
*	Next reset date 11/28/07.
†	Less than 0.005% of Net Assets.
ADR	American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of October 31,2007

See Notes to Financial Statements

STATEMENT of ASSETS & LIABILITIES

October 31, 2007

Assets:
Investments, at value (Cost - see below)	$928,422,151
Cash	69,200
Dividends receivable	1,544,323
Interest receivable	412,708
Receivable for investments sold	25,400
Total Assets	930,473,782

Liabilities:
Options written at value (Premiums received $25,400)	31,000
Payable for investments purchased	1,864,559
Accrued investment advisory fees	447,013
Accrued administration fees	206,015
Accrued trustees fees	20,605
Accrued S&P ratings fees	4,081
Accrued Fitch ratings fees	1,700
Other payables	26,324
Total Liabilities	2,601,297

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7, & W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,219,341
Total Preferred Stock	240,219,341
Net Assets	$687,653,144

Cost of Investments	$686,617,205

Composition of Net Assets Attributable to Common Shares:
Paid in capital	429,344,213
Overdistributed net investment income	(660,426)
Accumulated net realized gain on investments, options and foreign currency transactions	17,170,011
Net unrealized appreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	241,799,346
Net Assets	$687,653,144

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001
Net asset value per share	$30.32

See Notes to Financial Statements

STATEMENT of OPERATIONS

For the Year Ended October 31, 2007

Investment Income:
Dividends (Net of foreign withholding taxes of $936,625)	$37,642,265
Interest on investment securities	926,684
Other income	570
Total Income	38,569,519

Expenses:
Investment advisory fees	5,139,337
Administration fees	2,359,730
Trustees fees	98,266
Broker/dealer fees	608,581
S&P ratings fees	12,001
Fitch ratings fees	5,001
Auction agent fees	18,002
Tax fees	8,600
Miscellaneous fees	41,614
Total Expenses	8,291,132

Net Investment Income	30,278,387

Net realized gain/(loss) on:
Investment securities	25,504,197
Written options	77,436
Foreign currency transactions	(8,726)
Change in unrealized appreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	85,024,138
Net gain on investments, options, and foreign currency transactions	110,597,045

Distributions to Preferred Shareholders:
From net investment income	(9,060,199)
From net realized gain	(3,810,000)

Net Increase in Net Assets Attributable to Common Shares from Operations	$128,005,233

See Notes to Financial Statements

STATEMENTS OF CHANGES in NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2006
Common Shareholder Operations:
Net investment income	$30,278,387	$33,696,637
Net realized gain/(loss) from:
Investment securities	25,504,197	10,033,233
Written options	77,436	16,399
Foreign currency transactions	(8,726)	—
Change in unrealized appreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	85,024,138	90,718,144
Distributions to Preferred Shareholders:
From net investment income	(9,060,199)	(10,914,272)
From net realized gains	(3,810,000)	(431,000)
Net increase in net assets attributable to common shares from operations	128,005,233	123,119,141

Distributions to Common Shareholders:
From net investment income	(29,706,872)	(34,128,887)
From net realized gains	(1,244,967)	—
Net decrease in net assets from distributions to common shareholders	(30,951,839)	(34,128,887)

Capital Share Transactions:
Cost from issuance of preferred shares	—	(8,631)
Net decrease from capital share transactions	—	(8,631)

Net Increase in Net Assets Attributable to Common Shares	97,053,394	88,981,623

Net Assets Attributable to Common Shareholders:
Beginning of period	590,599,750	501,618,127
End or period *	$687,653,144	$590,599,750

* Includes (over)/undistributed net investment income of:	$(660,426)	$33,719

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For the
Year Ended
10/31/07
Per Common Share Operating Performance:
Net asset value - beginning of period	$26.04
Income from investment operations:
Net investment income	1.33
Net realized and unrealized gain on investments	4.88
Distributions to preferred shareholders:
From net investment income	(0.40)
From net realized gain	(0.17)
Total from investment operations	5.64

Distributions to Common Shareholders:
From net investment income	(1.31)
From net realized gains	(0.05)
Total Distributions to common shareholders	(1.36)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—
Preferred share offering costs and sales load charged to paid in capital	—
Total capital share transactions	—
Net asset value per common share - end of period	$30.32
Market price per common share - end of period	$26.26

Total Investment Return - Net Asset Value (1)	23.00%
Total Investment Return - Market Price (1)	23.57%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$687,653
Ratio of expenses to average net assets attributable to common shares (3)	1.30%
Ratio of net investment income to average net assets attributable to common shares (3)	4.73%
Ratio of expenses to average managed assets (4)	0.94%
Portfolio turnover rate	34%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,219
Total shares outstanding (000)	9.6
Asset coverage per share (5)	$96,653
Liquidation preference per share	$25,000
Average market value per share (6)	$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized

	For the	For the	For the Period
	Year Ended	Year Ended	2/24/04 (inception)
	10/31/06	10/31/05	to 10/31/04
Per Common Share Operating Performance:
Net asset value - beginning of period	$22.12	$19.29	$19.10
Income from investment operations:
Net investment income	0.99	1.05	0.85
Net realized and unrealized gain on investments	4.94	3.29	0.24
Distributions to preferred shareholders:
From net investment income	(0.50)	(0.32)	(0.06)
From net realized gain	—	—	—
Total from investment operations	5.43	4.02	1.03

Distributions to Common Shareholders:
From net investment income	(1.51)	(1.19)	(0.68)
From net realized gains	—	—	—
Total Distributions to common shareholders	(1.51)	(1.19)	(0.68)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	—	(0.12)
Total capital share transactions	—	—	(0.16)
Net asset value per common share - end of period	$26.04	$22.12	$19.29
Market price per common share - end of period	$22.45	$19.46	$18.00

Total Investment Return - Net Asset Value (1)	26.75%	21.63%	4.93%
Total Investment Return - Market Price (1)	24.21%	14.67%	(6.50)%

Ratios and Supplemental Data	$590,600	$501,618	$437,480
Net assets attributable to common shares, end of period (000)	1.38%	1.41%	1.64	%(2)
Ratio of expenses to average net assets attributable to common shares (3)	6.42%	6.21%	6.96	%(2)
Ratio of net investment income to average net assets attributable to common shares (3)	0.94%	0.95%	1.02	%(2)
Ratio of expenses to average managed assets (4)	43%	55%	63%
Portfolio turnover rate

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,185	$240,171	$240,000	(7)
Total shares outstanding (000)	9.6	9.6	9.6
Asset coverage per share (5)	$86,539	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000	$25,000
Average market value per share (6)	$25,000	$25,000	$25,000

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on weekly prices.
(7)	Amount does not include dividends on preferred shares.

See Notes to Financial Statements

NOTES to FINANCIAL STATEMENTS

October 31, 2007

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the American Stock Exchange and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, as a liability. The amount of the liability is sub-sequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

Written option activity as of October 31, 2007 was as follows:

COVERED CALL OPTIONS WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2006	—	—
Positions opened	990	$212,724
Options expired	(350)	(91,947)
Options closed	(440)	(95,377)

Outstanding, October 31, 2007	200	$25,400

Market Value, October 31, 2007		$(31,000)

PUT OPTIONS WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2006	—	—
Positions opened	100	$52,698
Options expired	—	—
Options closed	(100)	(52,698)

Outstanding, October 31, 2007	—	$—

Market Value, October 31, 2007		$—

Distributions to Shareholders: Distributions from net investment income for the Fund are declared and paid monthly to common shareholders. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 – “Accounting for Uncertainty in Income Taxes” (“FIN 48”), that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund’s financial statements.

In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the year ended October 31, 2007, and the year ended October 31, 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$38,767,071	$45,043,159
Long-Term Capital Gain	5,054,967	431,000
Total	$43,822,038	$45,474,159

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,468,638
Accumulated Capital Gains	12,805,395
Unrealized Appreciation/Depreciation	241,696,049
Other Cumulative Effect of Timing Differences	(661,151)
Total	$258,308,931

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2007, certain differences were reclassified. The Fund decreased accumulated net investment loss by $11,604,539, decreased accumulated net realized gain by $11,595,938 and decreased paid in capital by $8,601. These differences were primarily due to the differing tax treatment of distributions and of wash sales and certain investments and the amounts reclassified did not affect net assets.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of October 31, 2007
Gross appreciation (excess of value over tax cost)	$248,855,692
Gross depreciation (excess of tax cost over value)	(7,154,043)
Net unrealized appreciation	$241,701,649
Cost of investments for income tax purposes	$686,720,502

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares: M7, F7, and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of October 31, 2007, the annualized dividend rates for Series M7, F7 and W28 were 4.90%, 4.90% and 5.30%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2007 aggregated $302,302,999 and $295,206,022, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“Reaves”) serves as the Funds’s investment adviser pursuant to an Investment Advisory Agreement with the Fund.  As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

The Fund holds a corporate bond for Calpine Generating Co., maturing on April 2011 with a coupon rate of 11.50%. Although Calpine is currently undergoing bankruptcy proceedings, the Fair Value Committee of the Fund has determined there is little or no uncertainty surround collectibility of principal and interest on the bond as it is a secured position.

7. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Dividend Reinvestment Plan

October 31, 2007 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market

Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street 11 East, New York, New York 10286, Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

October 31, 2007 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2007, are available without a charge, upon request, by contacting the Fund at 1-800- 644-5571 and on the U.S. Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

October 31, 2007 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

October 31, 2007 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

October 31, 2007 (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2007. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2007. During the fiscal period ended October 31, 2007, 83.41% of the dividends paid qualify for the corporate dividends received deduction. In addition, 84.53% of the dividends paid meet the requirements regarding qualified dividend income. The Fund designates $5,054,967 as long-term capital gain distributions.

INVESTMENT ADVISORY AGREEMENT

October 31, 2007 (unaudited)

On September 4, 2007, the Board of Trustees of the Reaves Utility Income Fund (the “Fund”) met in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Fund and W.H. Reaves & Co., Inc. (“W.H. Reaves”). In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by W.H. Reaves.

Prior to beginning their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the independent Trustees, discussed with the Board its fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement and enhanced disclosure requirements surrounding contract renewals. Fund counsel informed the Board that in considering whether to approve the Advisory Agreement between the Fund and W.H. Reaves, the Board should consider, among other things:

(1)          the nature, extent and quality of the services to be provided by the investment manager;

(2)          the investment performance of the Fund and the investment manager;

(3)          the costs of the services to be provided and profits to be realized by the investment manager and its affiliates from the relationship with the Fund;

(4)          whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Fund with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of W.H. Reaves; and

(5)          any benefits to be derived by W.H. Reaves from the relationship with the Fund, such as soft-dollar arrangements or so called “fallout benefits.”

Fund counsel and Mr. Ronald J. Sorenson of W.H. Reaves first highlighted for the Board certain terms of the Advisory Agreement, including the nature, extent and quality of the services to be provided by W.H. Reaves. Mr. Sorenson noted that W.H. Reaves determines asset class allocation, stock selection and realization of gains and losses to meet the objectives of the Fund. Mr. Sorenson further noted the research and decision-making processes utilized by W.H. Reaves in connection with providing services to the Fund, including the methods adopted to assure compliance with the investment objectives, policies and restrictions of the Fund. Mr. Sorenson next reviewed with the Board W.H. Reaves’ current staffing and organizational structure, noting changes in personnel that had occurred during the previous fiscal year.

Mr. Sorenson next reviewed the terms of the Advisory Agreement, stating that W.H. Reaves would receive a fee of 0.575% of the average daily total assets of the Fund. Mr. Sorenson stated that as part of the initial Advisory Agreement, W.H. Reaves agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) to underwrite the Fund. He stated that accordingly, Merrill Lynch receives an annual rate of 0.15% of the Fund’s average weekly total assets from W.H. Reaves, thus resulting in a net annual advisory fee to W.H. Reaves of 0.425%.

The total mount of the gross and net fees received by W.H. Reaves for the year ended October 31, 2007 in connection with the Advisory Agreement were $4,905,916 and $3,614,241, respectively.

The Board then reviewed and discussed W.H. Reaves’ income statement for the year ended October 31, 2007 and its balance sheet as of that date. Mr. Sorenson then reviewed with the Board and the Board discussed the profitability analysis prepared by W.H. Reaves and the performance and compensation survey provided by Lipper Analytical Services (“Lipper”) for the 12-month period ending October 31, 2007. The Board reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies that had been prepared by Lipper. Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

The Trustees compared fees of four closed-end sector equity funds and three closed-end income and preferred stock funds versus the Fund. The investment advisory fee for this group ranged from 0.650% to 1.010%; the Fund’s advisory fees are 0.575% compared to the median of 0.885%. Mr. Sorenson noted that, in terms of total expenses over common and preferred shares, the Fund placed 2nd of eight in its peer group when ranked from least to most expensive; the Fund’s total expense ratio was 0.935% compared to the median expense ratio of 1.027%.

Mr. Sorenson stated that in terms of performance, the Fund’s total return ranked first or second in its peer group for one-year, two-year, three-year and since inception comparisons against its peer group. Mr. Sorenson noted that for all periods except year to date ended June 30, 2007, the Fund’s total return exceeded the median by at least 130 basis points. For the year to date comparison, the Fund’s total return equaled the median.

Finally, the Board discussed certain conflicts of interests that may affect W.H. Reaves and the policies and procedures in place to address such conflicts. The Board then reviewed W.H. Reaves’ November 30, 2006 Statement of Financial Condition in order to determine the financial condition and stability and profitability of W.H. Reaves’ Form ADV.

The non-interested Trustees, with the assistance of legal counsel, met in executive session to further review and discuss the information that had been presented relating to W.H. Reaves, the Advisory Agreement and W.H. Reaves’ profitability.

The Board of Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

October 31, 2007

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Interested Trustees and Officers

Principal Occupation(s)
	Position(s) Held	During Past 5* Years and	Number of
	with Funds/Length	Other Directorships Held	Portfolios in Fund
Name, Age and Address	of Time Served	by Trustee	Complex Overseen by Trustee

W. Robert Alexander Age - 80 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	1

Edmund J. Burke Age - 46 1290 Broadway, Ste. 1100 Denver, CO 80203	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his posi-tion with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust, and President and a Trustee of the Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. Mr. Burke is also a Trustee and Vice President of Liberty All-Star Equity Fund and Director and Vice President of Liberty All-Star Growth Fund, Inc.

N/A

Principal Occupation(s)
	Position(s) Held	During Past 5* Years and	Number of
	with Funds/Length	Other Directorships Held	Portfolios in Fund
Name, Age and Address	of Time Served	by Trustee	Complex Overseen by Trustee

Jeremy O. May Age - 37 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.

N/A

Everett L. Morris Age - 79 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax-Free Income Fund, and a Director of the Duff & Phelps Utility & Corporate Bond Trust.	1

Greg Dulski (1) Age - 32 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/From June 5, 2007 through October 26, 2007

Mr. Dulski joined ALPS as Associate Counsel in June 2007. Formerly Mr. Dulski was Associate Counsel at Janus Capital Group from 2005 to 2007 and as an Associate at Reed Smith LLP from 2001 to 2005. While Secretary of the company Mr. Dulski was deemed an affiliate of the Trust as defined under the 1940 Act. He also served as the Secretary of Westcore Funds, Utopia Funds amd Financial Investor’s Trust.

N/A

(1)          On June 5, 2007, Tané Tyler, General Counsel of ALPS, resigned as Secretary of the Fund and Mr. Dulski was appointed as her replacement.

Principal Occupation(s)
	Position(s) Held	During Past 5* Years and	Number of
	with Funds/Length	Other Directorships Held	Portfolios in Fund
Name, Age and Address	of Time Served	by Trustee	Complex Overseen by Trustee

Michael Akins* Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since June 13, 2006

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation. Before joining UMB Mr. Akins was an Account Manager at State Street Corporation. Because of his position with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of Financial Investors Trust, Financial Investors Variable Trust, Clough Global Equity Fund, Clough Global Opportunities Fund, Wisdom Tree Trust, SPDR Trust, Midcap SPDR Trust, and DIAMONDS Trust.

N/A

Kim Storms Age - 34 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since June 14, 2005

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Trustees

Principal Occupation(s)
	Position(s) Held	During Past 5* Years and	Number of
	with Funds/Length	Other Directorships Held	Portfolios in Fund
Name, Age and Address	of Time Served	by Trustee	Complex Overseen by Trustee

Mary K. Anstine Age - 67 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust and Financial Investors Variable Trust; and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; and a member of the American Bankers Association Trust Executive Committee.

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Michael F. Holland Age - 63 375 Park Avenue New York, NY 10152	Trustee/Since inception	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China Fund, Inc.	1

		Principal Occupation(s)
	Position(s) Held	During Past 5* Years and	Number of
	with Funds/Length	Other Directorships Held	Portfolios in Fund
Name, Age and Address	of Time Served	by Trustee	Complex Overseen by Trustee

Robert E. Lee Age - 71 10510 Lakeview Drive Hayden Lake, ID 83835	Trustee/Since Inception	Mr. Lee was a commercial bank executive of First Interstate Bank of Denver from 1980 through 1989. He is currently a Director of the following: Storage Technology Corporation; ING Financial Services — North America; Meredith Corporation; and the Source Capital Corporation. Mr. Lee is also a Trustee of Financial Investors Trust and Financial Investors Variable Insurance Trust.	1

Larry W. Papasan Age - 67 2670 Union Avenue Extended Suite 700 Memphis, TN 38112	Trustee/Since Inception	Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991). Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., and is on the Board of SSR Engineering, Triumph Bank, Mimedx Inc., and AxioMed Spine.	1

Intentionally Left Blank

Intentionally Left Blank

REAVES UTILITY INCOME FUND
1290 Broadway, Suite 1100
Denver, CO 80203
1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.             Code of Ethics.

(a)          The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)         Not applicable to Registrant.

(c)          During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable to Registrant.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.    Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mike Holland as the Registrant’s “audit committee financial expert.”  Mr. Holland is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.             Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or

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engagements for fiscal years 2007 and 2006 were $29,300 and $27,500, respectively.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2007 and $0 in 2006.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,160 in 2007 and $3,850 in 2006.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $9,170 in 2007 and $8,000 in 2006.

(e)(1)      Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)      No services described in paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable to Registrant.

(g)           Not applicable to Registrant.

(h)           Not applicable to Registrant.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary Anstine

Mike Holland (designated audit committee financial expert)

Larry Papasan

Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

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Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures are attached as an Exhibit hereto.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies as of January 8, 2007.

Name	Title	Length of Service	Business Experience 5 Years
Ron Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-present
William Reaves	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1961-present

Other Accounts Managed

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ron Sorenson	1,018,568,415	0	1,915,601,704	None
William Ferer	1,018,568,415	0	1,574,081,970	None
William Reaves	1,018,568,415	0	1,574,081,970	None

(a)(3) Portfolio Manager Compensation as of October 31, 2007.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Ron Sorenson	$50,001 - 100,000
William Ferer	$50,001 - 100,000
William Reaves	$1 - 10,000

(1)“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

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Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.  Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.       Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable to Registrant.

(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 7, 2008

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	January 7, 2008

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